UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2015

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Effective as of December 31, 2015, Zimmer Biomet Holdings, Inc. (the “Company”) adopted an Amendment to the Zimmer

Biomet Holdings, Inc. Executive Performance Incentive Plan (the “EPIP”) to, among other things, remove the provision that allowed executives based in the United States to elect to defer, on a pre-tax basis, a portion of their annual incentive awards. The foregoing description of the Amendment to the EPIP does not purport to be complete and is qualified in its entirety by reference to the Amendment to the EPIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Effective as of December 31, 2015, the Company adopted a First Amendment to the Restated Benefit Equalization Plan of Zimmer Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Savings and Investment Program (the “BEP/SIP”) to, among other things, remove the provision that allowed executives based in the United States to elect to defer, on a pre-tax basis, a portion of base pay. The First Amendment to the BEP/SIP also included changes to the BEP/SIP to reflect the Company’s name change. The foregoing description of the First Amendment to the BEP/SIP does not purport to be complete and is qualified in its entirety by reference to the First Amendment to the BEP/SIP, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The amendments to the EPIP and the BEP/SIP were effected in contemplation of the adoption of the new Zimmer Biomet Deferred Compensation Plan, effective January 1, 2016, as described below.

Effective as of January 1, 2016, the Company adopted the Zimmer Biomet Deferred Compensation Plan (the “Deferred Compensation Plan”). The Deferred Compensation Plan provides the Company’s executive officers with the opportunity to defer each year, on a pre-tax basis, up to 50% of base salary and up to 95% of any performance bonus. The Deferred Compensation Plan also provides for Company matching contributions up to a certain amount on a portion of the compensation deferred by the executives. The foregoing description of the Deferred Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the Deferred Compensation Plan, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Effective as of January 1, 2016, the Company assumed the sponsorship from Zimmer, Inc. of, and restated, the Long Term Disability Income Plan for Highly Compensated Employees, resulting in the Restated Zimmer Biomet Holdings, Inc. Long Term Disability Income Plan for Highly Compensated Employees (the “LTD Plan”). The changes included in the restatement of the LTD Plan included, among other things, a limitation on eligibility, an extension to the entities in the United States related to Biomet, Inc. and an enhancement of subrogation rights. The foregoing description of the restated LTD Plan does not purport to be complete and is qualified in its entirety by reference to the restated LTD Plan, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Effective as of December 31, 2015, the Company adopted the First Amendment to the Restated Benefit Equalization Plan of Zimmer Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Retirement Income Plan or the Zimmer Puerto Rico Retirement Income Plan (the “BEP/RIP”). The First Amendment to the BEP/RIP effects changes to the BEP/RIP to reflect the Company’s name change. The foregoing description of the First Amendment to the BEP/RIP does not purport to be complete and is qualified in its entirety by reference to the First Amendment to the BEP/RIP, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Zimmer Biomet Holdings, Inc. Executive Performance Incentive Plan

10.2	First Amendment to the Restated Benefit Equalization Plan of Zimmer Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Savings and Investment Program

10.3	Zimmer Biomet Deferred Compensation Plan

10.4	Restated Zimmer Biomet Holdings, Inc. Long Term Disability Income Plan for Highly Compensated Employees

10.5	First Amendment to the Restated Benefit Equalization Plan of Zimmer Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Retirement Income Plan or the Zimmer Puerto Rico Retirement Income Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2016

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Chad F. Phipps
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Zimmer Biomet Holdings, Inc. Executive Performance Incentive Plan

10.2	First Amendment to the Restated Benefit Equalization Plan of Zimmer Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Savings and Investment Program

10.3	Zimmer Biomet Deferred Compensation Plan

10.4	Restated Zimmer Biomet Holdings, Inc. Long Term Disability Income Plan for Highly Compensated Employees

10.5	First Amendment to the Restated Benefit Equalization Plan of Zimmer Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Retirement Income Plan or the Zimmer Puerto Rico Retirement Income Plan